                                                                    EXHIBIT 99.1

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                       OFFICE OF THE UNITED STATES TRUSTEE
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In re:                                                          DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                               Report Number:          8         Page 1 of 2
                                                                                                ----------------
Chapter 11                                                               For the Period FROM:      6/1/2002
                                                                                                ----------------
Case No. LA 01-44828-SB (Administratively Consolidated with                               TO:      6/30/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                         ----------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
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1 Profit and Loss Statement (Accrual Basis Only)
  A. Related to Business Operations
     Gross Sales                                                                                 $            -
                                                                                                 ---------------
     Costs Related to Revenues (Film Cost Amortization)                                                       -
                                                                                                 ---------------
              Gross Profit                                                                                                      -
                                                                                                                  ----------------
     Less:  Operating Expenses
     Officer Compensation                                                                 24,750
                                                                                  ---------------
     Salaries and Wages - Other Employees                                                 17,727
                                                                                  ---------------
        Total Salaries and Wages                                                                         42,477
                                                                                                 ---------------
        Employee Benefits and Pensions                                                                    6,463
                                                                                                 ---------------
     Employer Payroll Taxes/Fees                                                           1,725
                                                                                  ---------------
     Other Taxes                                                                               -
                                                                                  ---------------
        Total Taxes                                                                                       1,725
                                                                                                 ---------------
     Rent and Lease Expense (including parking)
                                                                                  ---------------
     Distribution/Delivery Expenses                                                          665
                                                                                  ---------------
     Interest Expense                                                                          -
                                                                                  ---------------
     Insurance
                                                                                  ---------------
     Automobile Expense/Mileage
                                                                                  ---------------
     Utilities (incl. Phone, phone equipment, internet)                                      525
                                                                                  ---------------
     Depreciation and Amortization                                                             -
                                                                                  ---------------
     Business Equipment Leases
                                                                                  ---------------
     Business Expense reimbursement                                                          135
                                                                                  ---------------
     Storage Expense                                                                       7,392
                                                                                  ---------------
     Supplies, Office Expenses, Photocopies, etc.                                            245
                                                                                  ---------------
     Bad Debts                                                                                 -
                                                                                  ---------------
     Miscellaneous Operating Expenses                                                      1,219
                                                                                  ---------------
        Total Operating Expenses                                                                         60,847
                                                                                                 ---------------
              Net Gain/Loss from Business Operations                                                                      (60,847)
                                                                                                                  ----------------
  B. Not related to Business Operations
     Income
        Interest Income
                                                                                                 ---------------
        Other Non-Operating Revenues                                                                          -
                                                                                                 ---------------
        Gross Proceeds on Sale of Assets                                                       -
                                                                                  ---------------
        Less:  Original Cost of Assets plus expenses of sale                                   -
                                                                                  ---------------
              Net Gain/Loss on Sale of Assets                                                                 -
                                                                                                 ---------------
        Total Non-Operating Income                                                                                              -
                                                                                                                  ----------------
     Expenses Not Related to Business Operations
        Legal and Professional Service Fees                                                              16,153
                                                                                                 ---------------
        Other Non-Operating Expenses (Board/Trustee fees)                                                 9,586
                                                                                                 ---------------
        Total Non-Operating Expenses                                                                                       25,739
                                                                                                                  ----------------
  NET INCOME/(LOSS) FOR PERIOD                                                                                          $ (86,585)
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DEBTOR IN POSSESSION OPERATING REPORT NO: 8                          Page 2 of 2
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   2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                                                     ------------------------------
                                                                                        Accounts       Accounts
                                                                                         Payable      Receivable
                                                                                     ------------------------------
                                           Current     Under 30 days                                             -
                                                                                     ------------------------------
                                               Overdue    31-60 days                              -              -
                                                                                     ------------------------------
                                               Overdue    61-90 days                              -
                                                                                     ------------------------------
                                              Overdue    91-120 days                              -
                                                                                     ------------------------------
                                            Overdue    Over 121 days                              -      7,599,184
                                                                                     ------------------------------
                                                   Due in the Future                              -      4,032,400
                                                                                     ------------------------------
                                                               TOTAL                              -     11,631,584
                                                                                     ------------------------------

   3 Statement of Status of Payments to Secured Creditors and Lessors:

     No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

   4 Tax Liability

     No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

                                                                     -------------   ------------------------------  ---------------
   5 Insurance Coverage                                                Carrier/        Amount of        Policy        Premium Paid
                                                                      Agent Name        Coverage    Expiration Date   Through Date
                                                                     -------------   ------------------------------  ---------------
     Worker's Compensation (RENEWED 1/11/02)                           St. Paul            1,000,000   1/14/2003         1/14/2003
     Commercial Property (RENEWED)                                     St. Paul            2,000,000   2/14/2003         2/14/2003
     Commercial Umbrella                                               St. Paul           10,000,000   2/14/2002         2/14/2002
     Guild Travel Accident Coverage                                    Hartford              500,000   2/14/2002         2/14/2002
     Crime/Fiduciary Liability                                         Federal             1,000,000   2/14/2002         2/14/2002
     Foreign GL & WC                                                 ACE American          1,000,000   2/14/2002         2/14/2002
     Errors & Omissions - Productions                                    AIG               6,000,000    3/3/2002          3/3/2002
     Errors & Omissions - Library (RENEWED)                            St. Paul            3,000,000    3/3/2003          3/3/2003
     Directors and Officers                                          Nat'l Union          10,000,000   8/21/2002         8/21/2002
     Employment Practices Liability                                  Nat'l Union           5,000,000  10/31/2002        10/31/2002
     Life, Peter Locke:  (Beneficiary:  Company)                      Jefferson            5,000,000   2/14/2002         2/14/2002
     Life, Donald Kushner:  (Beneficiary:  Company)                    Lincoln             5,000,000   2/14/2002         2/14/2002

   6 Questions:
     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

        [ ]  Yes            Explain:

        [x]  No

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

        [ ]  Yes            Explain:

        [x]  No

   7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)

     Total unpaid post-petition Professional Fees during the reporting period: $608,518.87

   8 Narrative Report of Significant Events and Events out of the Ordinary
     Course of Business:

     None.

   9 Quarterly Fees:

     Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                            /s/ ALICE P. NEUHAUSER
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                                            Debtor in Possession